LE7625B  30 year  7.4's          User ID: mtukhin          Deals Directory: /home/mtukhin/DEALS
------------------------------------------------------------------------------------------------------------------------------------
Price Yield Table Report       Date:    07/19/2002   17:09:46                                                        UBS Warburg LLC
------------------------------------------------------------------------------------------------------------------------------------
Bond: AA  Balance: 197,257,400 Coupon:    6.50000  Delay:  24  Class Factor: 1.00  Accruing Since:  7/01/2002
Settlement Date:  7/30/2002  WHOLE 30 year  WAC: 7.33  WAM: 358.69  Pricing Speed: 100.00  PPC (duration at: 90- 0)
------------------------------------------------------------------------------------------------------------------------------------
       MONTHS          PPC          PPC          PPC          PPC          PPC
                         0           50          100          150          200




------------------------------------------------------------------------------------------------------------------------------------
        90- 0        7.617        8.940       10.768       12.620       14.463
------------------------------------------------------------------------------------------------------------------------------------
AVG LIFE            19.413        6.216        2.952        1.945        1.459
DURATION             9.460        4.083        2.312        1.604        1.226
FIRST PAY             8/02         8/02         8/02         8/02         8/02
LAST PAY             11/31         8/23         6/11         5/07         1/06

The information herein has been provided solely by UBS Warburg LLC. Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the securities and exchange commission.

LE7625B  30 year  7.4's          User ID: mtukhin          Deals Directory: /home/mtukhin/DEALS
------------------------------------------------------------------------------------------------------------------------------------
Price Yield Table Report       Date:    07/19/2002   17:09:48                                                        UBS Warburg LLC
------------------------------------------------------------------------------------------------------------------------------------
Bond: AB  Balance: 10,000,000 Coupon:    6.50000  Delay:  24  Class Factor: 1.00  Accruing Since:  7/01/2002
Settlement Date:  7/30/2002  WHOLE 30 year  WAC: 7.33  WAM: 358.69  Pricing Speed: 100.00  PPC (duration at: 90- 0)
------------------------------------------------------------------------------------------------------------------------------------
       MONTHS          PPC          PPC          PPC          PPC          PPC
                         0           50          100          150          200




------------------------------------------------------------------------------------------------------------------------------------
        90- 0        7.401        7.456        7.830        8.958        9.755
------------------------------------------------------------------------------------------------------------------------------------
AVG LIFE            29.621       24.704       12.758        5.213        3.727
DURATION            11.985       11.261        7.934        4.190        3.136
FIRST PAY            11/31         8/23         6/11         5/07         1/06
LAST PAY              6/32         6/32         6/32         4/08         7/06

The information herein has been provided solely by UBS Warburg LLC. Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the securities and exchange commission.

LE7625B  30 year  7.4's          User ID: mtukhin          Deals Directory: /home/mtukhin/DEALS
------------------------------------------------------------------------------------------------------------------------------------
Price Yield Table Report       Date:    07/19/2002   17:09:50                                                        UBS Warburg LLC
------------------------------------------------------------------------------------------------------------------------------------
Bond: FC  Balance: 25,746,000 Coupon:    2.45000  Delay:   0  Class Factor: 1.00  Accruing Since:  7/25/2002
Index: 1ML  Value:  1.85000  Reset:  0.60000  Multiplier:  1.00000  Cap:  9.00000  Floor: 0.00000  Current Coupon: 2.45000  Delay: 0
Settlement Date:  7/30/2002  WHOLE 30 year  WAC: 7.33  WAM: 358.69  Pricing Speed: 100.00  PPC (duration at: 90- 0)
------------------------------------------------------------------------------------------------------------------------------------
       MONTHS          PPC          PPC          PPC          PPC          PPC
                         0           50          100          150          200




------------------------------------------------------------------------------------------------------------------------------------
        90- 0        3.170        4.135        5.401        6.862        8.467
------------------------------------------------------------------------------------------------------------------------------------
AVG LIFE            20.027        7.783        4.179        2.689        1.923
DURATION            14.601        6.015        3.405        2.280        1.678
FIRST PAY             8/02         8/02         8/02         8/02         8/02
LAST PAY              6/32         6/32         6/32         6/32         4/09

The information herein has been provided solely by UBS Warburg LLC. Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the securities and exchange commission.

LE7625B  30 year  7.4's          User ID: mtukhin          Deals Directory: /home/mtukhin/DEALS
------------------------------------------------------------------------------------------------------------------------------------
Price Yield Table Report       Date:    07/19/2002   17:09:51                                                        UBS Warburg LLC
------------------------------------------------------------------------------------------------------------------------------------
Bond: SC  Balance: 25,746,000 Coupon:    6.55000  Delay:   0  Class Factor: 1.00  Accruing Since:  7/25/2002
Index: 1ML  Value:  1.85000  Reset:  8.40000  Multiplier: -1.00000  Cap:  8.40000  Floor: 0.00000  Current Coupon: 6.55000  Delay: 0
Settlement Date:  7/30/2002  WHOLE 30 year  WAC: 7.33  WAM: 358.69  Pricing Speed: 100.00  PPC (duration at: 90- 0)
------------------------------------------------------------------------------------------------------------------------------------
       MONTHS          PPC          PPC          PPC          PPC          PPC
                         0           50          100          150          200




------------------------------------------------------------------------------------------------------------------------------------
        90- 0        3.588       -6.918      -18.489      -32.516      -67.130
------------------------------------------------------------------------------------------------------------------------------------
AVG LIFE            20.027        7.783        4.179        2.689        1.923
DURATION             9.502        9.945       10.551       11.569        5.224
FIRST PAY             8/02         8/02         8/02         8/02         8/02
LAST PAY              6/32         6/32         6/32         6/32         4/09

The information herein has been provided solely by UBS Warburg LLC. Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the securities and exchange commission.

LE7625B  30 year  7.4's          User ID: mtukhin          Deals Directory: /home/mtukhin/DEALS
------------------------------------------------------------------------------------------------------------------------------------
Price Yield Table Report       Date:    07/19/2002   17:09:53                                                        UBS Warburg LLC
------------------------------------------------------------------------------------------------------------------------------------
Bond: NAS  Balance: 24,456,600 Coupon:    6.50000  Delay:  24  Class Factor: 1.00  Accruing Since:  7/01/2002
Settlement Date:  7/30/2002  WHOLE 30 year  WAC: 7.33  WAM: 358.69  Pricing Speed: 100.00  PPC (duration at: 90- 0)
------------------------------------------------------------------------------------------------------------------------------------
       MONTHS          PPC          PPC          PPC          PPC          PPC
                         0           50          100          150          200




------------------------------------------------------------------------------------------------------------------------------------
        90- 0        7.551        7.827        8.016        8.362        9.082
------------------------------------------------------------------------------------------------------------------------------------
AVG LIFE            21.055       13.507       10.568        7.654        4.929
DURATION            10.137        7.915        6.896        5.573        3.980
FIRST PAY             8/07         8/07         8/07         8/07         7/06
LAST PAY              6/32         6/32         6/32         6/32         4/09

The information herein has been provided solely by UBS Warburg LLC. Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the securities and exchange commission.

LE7625B  30 year  7.4's          User ID: mtukhin          Deals Directory: /home/mtukhin/DEALS
------------------------------------------------------------------------------------------------------------------------------------
Price Yield Table Report       Date:    07/19/2002   17:09:58                                                        UBS Warburg LLC
------------------------------------------------------------------------------------------------------------------------------------
Bond: PO  Balance:    695,236 Coupon:    0.00000  Delay:  24  Class Factor: 1.00  Accruing Since:  7/01/2002
Settlement Date:  7/30/2002  WHOLE 30 year  WAC: 7.33  WAM: 358.69  Pricing Speed: 100.00  PPC (duration at: 90- 0)
------------------------------------------------------------------------------------------------------------------------------------
       MONTHS          PPC          PPC          PPC          PPC          PPC
                         0           50          100          150          200




------------------------------------------------------------------------------------------------------------------------------------
        90- 0        0.542        1.378        2.485        3.714        5.032
------------------------------------------------------------------------------------------------------------------------------------
AVG LIFE            19.646        7.963        4.457        2.988        2.207
DURATION            19.257        7.342        4.035        2.695        1.988
FIRST PAY             8/02         8/02         8/02         8/02         8/02
LAST PAY              6/32         6/32         6/32        11/31         2/27

The information herein has been provided solely by UBS Warburg LLC. Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the securities and exchange commission.

LE7625B  30 year  7.1's        Date:06/11/2002   13:16:57
====================================================================================================================================
UBS Warburg LLC           |CMO Structuring Desk: 212-713-3199 Fax: 212-713-3890 |Pac Bands  I:   0-   0  II:   0-   0  III:  0-  0
Closing Date: 7/30/2002   |WHOLE  30 year  Pricing Speed: 100 PPC               |PacI %: 0.00   Indices:  1ML  1.850
First Pay: 8/25/2002      |WAC:7.33   WAM:358.69                                |
====================================================================================================================================
Tranche                Coupon    Payment    Aver.  Dur   Tx  Spread Yield   Price             Description              Day    Deal%
Name       Bal(MM)               Window     Life         Yr      bp         % Del
------------------------------------------------------------------------------------------------------------------------------------
CPT1      23,028,600   9.00000  8/02- 6/32   3.43        -2                                                             24    8.47
AA       197,257,400   6.50000  8/02- 6/11   2.95        -2                                                             24   72.59
AB        10,000,000   6.50000  6/11- 6/32  12.76        -2                                                             24    3.68
CPT2       2,717,400   9.00000  8/07- 6/32  10.57        10                                                             24    1.00
FC        25,746,000   2.45000  8/02- 6/32   4.18        -2                        " 1ML + 0.600000 cap: 9.000000       0     9.47
SC        25,746,000   6.55000  8/02- 6/32   4.18        -2                        "   8.400 +  -1.000 * 1ML cap:  8.4000     9.47
NAS       24,456,600   6.50000  8/07- 6/32  10.57        10                                                             24    9.00
SUB       13,588,147   6.75000  8/02- 6/32  10.13        10                                                             24    5.00
PO           695,236   0.00000  8/02- 6/32   4.46         4                                                             24    0.26
IO       245,227,865   0.38672  8/02- 6/32   4.48         4                                                             24   90.24

PPC ramp represents a ramp of CPR speed from 8CPR to 20CPR over 12 months.

1. Pay CPT2 and NAS pro-rata, until retired.
2. Pay 10% of the Senior Principal Distribution Amount to CPT1, until retired.
2. Pay 90% of the Senior Principal Distribution Amount to AA and AB, in that order, until retired.
3. Pay CPT2 and NAS pro-rata, until retired.


FROM THE AGGREGATE OF CPT1 AND CPT2 PAY FC, UNTIL RETIRED.

BALANCE[SC] = BALANCE(FC);


The NAS Principal Distribution Amount will be equal to the sum of the NAS percent of the scheduled principal amount and The NAS percent times the NAS prepay shift of the unscheduled principal amount without taking into account the Senior prepayment percent.
The NAS percent will be zero for the first five years and thereafter will be equal to the sum of CPT2 and NAS balances divided by the total balance of all Certificates. The NAS prepay shift percent will be zero for the first 5 years and will be 30%, 40%, 60%,
80% and 100% for each year thereafter. The Subordinates (SUB) will follow regual shifting interest rules.

------------------------------------------------------------------------------------------------------------------------------------

Tot: 8   271,743,383   7.08172               8.92   3.61      -891.3496     102.15
====================================================================================================================================
                    Collateral
 Type   Coupon     WAC       WAM   Age     Balance
WHOLE   7.37500    7.62500   359     1     49084142.21
WHOLE   7.25000    7.50000   359     1     65062825.35
WHOLE   7.12400    7.37400   359     1     50068430.66
WHOLE   6.99900    7.24900   359     1     41345418.56
WHOLE   6.87500    7.12500   358     1     20846360.52
WHOLE   6.75000    7.00000   357     1     18820685.45
WHOLE   6.62500    6.87500   358     1     19450108.68
WHOLE   6.50000    6.75000   358     1      5119397.73
WHOLE   6.37500    6.62500   359     1       693467.92
WHOLE   6.25000    6.50000   359     0       870909.31
WHOLE   6.00000    6.25000   359     1       381637.54

 # 11    271,743,383.93   7.082               358.7 1.0

The information herein has been provided solely by UBS Warburg LLC. Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the securities and exchange commission.

DEC TABLES REPORT
Deal: LE7625B    Bond Name: AA

                Date                  AA                  AA                  AA                  AA                  AA
                                       0                  50                 100                 150                 200
           7/25/2002                 100                 100                 100                 100                 100
           7/25/2003                  99                  90                  80                  71                  62
           7/25/2004                  98                  77                  59                  42                  27
           7/25/2005                  96                  66                  42                  22                   7
           7/25/2006                  95                  56                  28                   8                   0
           7/25/2007                  93                  48                  17                   0                   0
           7/25/2008                  92                  40                  10                   0                   0
           7/25/2009                  90                  34                   5                   0                   0
           7/25/2010                  89                  29                   2                   0                   0
           7/25/2011                  87                  25                   0                   0                   0
           7/25/2012                  85                  21                   0                   0                   0
           7/25/2013                  83                  18                   0                   0                   0
           7/25/2014                  81                  15                   0                   0                   0
           7/25/2015                  78                  13                   0                   0                   0
           7/25/2016                  76                  10                   0                   0                   0
           7/25/2017                  73                   8                   0                   0                   0
           7/25/2018                  70                   7                   0                   0                   0
           7/25/2019                  67                   5                   0                   0                   0
           7/25/2020                  63                   3                   0                   0                   0
           7/25/2021                  59                   2                   0                   0                   0
           7/25/2022                  55                   1                   0                   0                   0
           7/25/2023                  51                   *                   0                   0                   0
           7/25/2024                  46                   0                   0                   0                   0
           7/25/2025                  41                   0                   0                   0                   0
           7/25/2026                  36                   0                   0                   0                   0
           7/25/2027                  30                   0                   0                   0                   0
           7/25/2028                  24                   0                   0                   0                   0
           7/25/2029                  17                   0                   0                   0                   0
           7/25/2030                  10                   0                   0                   0                   0
           7/25/2031                   2                   0                   0                   0                   0
           7/25/2032                   0                   0                   0                   0                   0
           7/25/2033                   0                   0                   0                   0                   0
           7/25/2034                   0                   0                   0                   0                   0
           7/25/2035                   0                   0                   0                   0                   0
           7/25/2036                   0                   0                   0                   0                   0
           7/25/2037                   0                   0                   0                   0                   0
           7/25/2038                   0                   0                   0                   0                   0
           7/25/2039                   0                   0                   0                   0                   0
           7/25/2040                   0                   0                   0                   0                   0
           7/25/2041                   0                   0                   0                   0                   0
           7/25/2042                   0                   0                   0                   0                   0

 Average Life(Years)               19.41                6.22                2.95                1.95                1.46

The information herein has been provided solely by UBS Warburg LLC. Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the securities and exchange commission.

DEC TABLES REPORT
Deal: LE7625B    Bond Name: AB

                Date                  AB                  AB                  AB                  AB                  AB
                                       0                  50                 100                 150                 200
           7/25/2002                 100                 100                 100                 100                 100
           7/25/2003                 100                 100                 100                 100                 100
           7/25/2004                 100                 100                 100                 100                 100
           7/25/2005                 100                 100                 100                 100                 100
           7/25/2006                 100                 100                 100                 100                   0
           7/25/2007                 100                 100                 100                  67                   0
           7/25/2008                 100                 100                 100                   0                   0
           7/25/2009                 100                 100                 100                   0                   0
           7/25/2010                 100                 100                 100                   0                   0
           7/25/2011                 100                 100                  96                   0                   0
           7/25/2012                 100                 100                  75                   0                   0
           7/25/2013                 100                 100                  59                   0                   0
           7/25/2014                 100                 100                  46                   0                   0
           7/25/2015                 100                 100                  35                   0                   0
           7/25/2016                 100                 100                  28                   0                   0
           7/25/2017                 100                 100                  21                   0                   0
           7/25/2018                 100                 100                  16                   0                   0
           7/25/2019                 100                 100                  13                   0                   0
           7/25/2020                 100                 100                  10                   0                   0
           7/25/2021                 100                 100                   7                   0                   0
           7/25/2022                 100                 100                   5                   0                   0
           7/25/2023                 100                 100                   4                   0                   0
           7/25/2024                 100                  84                   3                   0                   0
           7/25/2025                 100                  68                   2                   0                   0
           7/25/2026                 100                  54                   2                   0                   0
           7/25/2027                 100                  42                   1                   0                   0
           7/25/2028                 100                  31                   1                   0                   0
           7/25/2029                 100                  21                   *                   0                   0
           7/25/2030                 100                  13                   *                   0                   0
           7/25/2031                 100                   6                   *                   0                   0
           7/25/2032                   0                   0                   0                   0                   0
           7/25/2033                   0                   0                   0                   0                   0
           7/25/2034                   0                   0                   0                   0                   0
           7/25/2035                   0                   0                   0                   0                   0
           7/25/2036                   0                   0                   0                   0                   0
           7/25/2037                   0                   0                   0                   0                   0
           7/25/2038                   0                   0                   0                   0                   0
           7/25/2039                   0                   0                   0                   0                   0
           7/25/2040                   0                   0                   0                   0                   0
           7/25/2041                   0                   0                   0                   0                   0
           7/25/2042                   0                   0                   0                   0                   0

 Average Life(Years)               29.62               24.70               12.76                5.21                3.73

The information herein has been provided solely by UBS Warburg LLC. Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the securities and exchange commission.

DEC TABLES REPORT
Deal: LE7625B    Bond Name: FC

                Date                  FC                  FC                  FC                  FC                  FC
                                       0                  50                 100                 150                 200
           7/25/2002                 100                 100                 100                 100                 100
           7/25/2003                  99                  91                  83                  75                  67
           7/25/2004                  98                  81                  65                  51                  38
           7/25/2005                  97                  71                  50                  34                  20
           7/25/2006                  96                  63                  39                  22                  10
           7/25/2007                  94                  55                  30                  13                   4
           7/25/2008                  93                  49                  23                   8                   1
           7/25/2009                  92                  43                  17                   5                   0
           7/25/2010                  90                  38                  13                   3                   0
           7/25/2011                  88                  33                  10                   2                   0
           7/25/2012                  86                  29                   8                   1                   0
           7/25/2013                  84                  26                   6                   1                   0
           7/25/2014                  82                  23                   5                   1                   0
           7/25/2015                  80                  20                   4                   *                   0
           7/25/2016                  77                  17                   3                   *                   0
           7/25/2017                  75                  15                   2                   *                   0
           7/25/2018                  72                  13                   2                   *                   0
           7/25/2019                  69                  11                   1                   *                   0
           7/25/2020                  65                  10                   1                   *                   0
           7/25/2021                  62                   8                   1                   *                   0
           7/25/2022                  58                   7                   1                   *                   0
           7/25/2023                  54                   6                   *                   *                   0
           7/25/2024                  49                   5                   *                   *                   0
           7/25/2025                  45                   4                   *                   *                   0
           7/25/2026                  39                   3                   *                   *                   0
           7/25/2027                  34                   2                   *                   *                   0
           7/25/2028                  28                   2                   *                   *                   0
           7/25/2029                  21                   1                   *                   *                   0
           7/25/2030                  15                   1                   *                   *                   0
           7/25/2031                   7                   *                   *                   *                   0
           7/25/2032                   0                   0                   0                   0                   0
           7/25/2033                   0                   0                   0                   0                   0
           7/25/2034                   0                   0                   0                   0                   0
           7/25/2035                   0                   0                   0                   0                   0
           7/25/2036                   0                   0                   0                   0                   0
           7/25/2037                   0                   0                   0                   0                   0
           7/25/2038                   0                   0                   0                   0                   0
           7/25/2039                   0                   0                   0                   0                   0
           7/25/2040                   0                   0                   0                   0                   0
           7/25/2041                   0                   0                   0                   0                   0
           7/25/2042                   0                   0                   0                   0                   0

 Average Life(Years)               20.03                7.78                4.18                2.69                1.92

The information herein has been provided solely by UBS Warburg LLC. Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the securities and exchange commission.

DEC TABLES REPORT
Deal: LE7625B    Bond Name: SC

                Date                  SC                  SC                  SC                  SC                  SC
                                       0                  50                 100                 150                 200
           7/25/2002                 100                 100                 100                 100                 100
           7/25/2003                  99                  91                  83                  75                  67
           7/25/2004                  98                  81                  65                  51                  38
           7/25/2005                  97                  71                  50                  34                  20
           7/25/2006                  96                  63                  39                  22                  10
           7/25/2007                  94                  55                  30                  13                   4
           7/25/2008                  93                  49                  23                   8                   1
           7/25/2009                  92                  43                  17                   5                   0
           7/25/2010                  90                  38                  13                   3                   0
           7/25/2011                  88                  33                  10                   2                   0
           7/25/2012                  86                  29                   8                   1                   0
           7/25/2013                  84                  26                   6                   1                   0
           7/25/2014                  82                  23                   5                   1                   0
           7/25/2015                  80                  20                   4                   *                   0
           7/25/2016                  77                  17                   3                   *                   0
           7/25/2017                  75                  15                   2                   *                   0
           7/25/2018                  72                  13                   2                   *                   0
           7/25/2019                  69                  11                   1                   *                   0
           7/25/2020                  65                  10                   1                   *                   0
           7/25/2021                  62                   8                   1                   *                   0
           7/25/2022                  58                   7                   1                   *                   0
           7/25/2023                  54                   6                   *                   *                   0
           7/25/2024                  49                   5                   *                   *                   0
           7/25/2025                  45                   4                   *                   *                   0
           7/25/2026                  39                   3                   *                   *                   0
           7/25/2027                  34                   2                   *                   *                   0
           7/25/2028                  28                   2                   *                   *                   0
           7/25/2029                  21                   1                   *                   *                   0
           7/25/2030                  15                   1                   *                   *                   0
           7/25/2031                   7                   *                   *                   *                   0
           7/25/2032                   0                   0                   0                   0                   0
           7/25/2033                   0                   0                   0                   0                   0
           7/25/2034                   0                   0                   0                   0                   0
           7/25/2035                   0                   0                   0                   0                   0
           7/25/2036                   0                   0                   0                   0                   0
           7/25/2037                   0                   0                   0                   0                   0
           7/25/2038                   0                   0                   0                   0                   0
           7/25/2039                   0                   0                   0                   0                   0
           7/25/2040                   0                   0                   0                   0                   0
           7/25/2041                   0                   0                   0                   0                   0
           7/25/2042                   0                   0                   0                   0                   0

 Average Life(Years)               20.03                7.78                4.18                2.69                1.92

The information herein has been provided solely by UBS Warburg LLC. Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the securities and exchange commission.

DEC TABLES REPORT
Deal: LE7625B    Bond Name: NAS

                Date                 NAS                 NAS                 NAS                 NAS                 NAS
                                       0                  50                 100                 150                 200
           7/25/2002                 100                 100                 100                 100                 100
           7/25/2003                 100                 100                 100                 100                 100
           7/25/2004                 100                 100                 100                 100                 100
           7/25/2005                 100                 100                 100                 100                 100
           7/25/2006                 100                 100                 100                 100                  96
           7/25/2007                 100                 100                 100                 100                  38
           7/25/2008                  99                  95                  92                  79                  10
           7/25/2009                  97                  90                  83                  47                   0
           7/25/2010                  95                  83                  71                  29                   0
           7/25/2011                  93                  75                  59                  18                   0
           7/25/2012                  91                  66                  46                  13                   0
           7/25/2013                  89                  58                  36                   9                   0
           7/25/2014                  87                  51                  28                   6                   0
           7/25/2015                  85                  45                  22                   4                   0
           7/25/2016                  82                  39                  17                   3                   0
           7/25/2017                  79                  34                  13                   2                   0
           7/25/2018                  76                  29                  10                   1                   0
           7/25/2019                  73                  25                   8                   1                   0
           7/25/2020                  69                  22                   6                   1                   0
           7/25/2021                  66                  18                   4                   *                   0
           7/25/2022                  61                  15                   3                   *                   0
           7/25/2023                  57                  13                   2                   *                   0
           7/25/2024                  52                  11                   2                   *                   0
           7/25/2025                  47                   9                   1                   *                   0
           7/25/2026                  42                   7                   1                   *                   0
           7/25/2027                  36                   5                   1                   *                   0
           7/25/2028                  30                   4                   *                   *                   0
           7/25/2029                  23                   3                   *                   *                   0
           7/25/2030                  15                   2                   *                   *                   0
           7/25/2031                   8                   1                   *                   *                   0
           7/25/2032                   0                   0                   0                   0                   0
           7/25/2033                   0                   0                   0                   0                   0
           7/25/2034                   0                   0                   0                   0                   0
           7/25/2035                   0                   0                   0                   0                   0
           7/25/2036                   0                   0                   0                   0                   0
           7/25/2037                   0                   0                   0                   0                   0
           7/25/2038                   0                   0                   0                   0                   0
           7/25/2039                   0                   0                   0                   0                   0
           7/25/2040                   0                   0                   0                   0                   0
           7/25/2041                   0                   0                   0                   0                   0
           7/25/2042                   0                   0                   0                   0                   0

 Average Life(Years)               21.06               13.51               10.57                7.65                4.93

The information herein has been provided solely by UBS Warburg LLC. Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the securities and exchange commission.

DEC TABLES REPORT
Deal: LE7625B    Bond Name: PO

                Date                  PO                  PO                  PO                  PO                  PO
                                       0                  50                 100                 150                 200
           7/25/2002                 100                 100                 100                 100                 100
           7/25/2003                  99                  92                  84                  77                  69
           7/25/2004                  98                  81                  66                  53                  41
           7/25/2005                  97                  72                  53                  37                  24
           7/25/2006                  95                  64                  41                  25                  14
           7/25/2007                  94                  57                  33                  17                   8
           7/25/2008                  92                  50                  26                  12                   5
           7/25/2009                  91                  45                  20                   8                   3
           7/25/2010                  89                  39                  16                   6                   2
           7/25/2011                  87                  35                  12                   4                   1
           7/25/2012                  85                  31                  10                   3                   1
           7/25/2013                  83                  27                   8                   2                   *
           7/25/2014                  81                  23                   6                   1                   *
           7/25/2015                  78                  20                   5                   1                   *
           7/25/2016                  76                  18                   4                   1                   *
           7/25/2017                  73                  15                   3                   *                   *
           7/25/2018                  70                  13                   2                   *                   *
           7/25/2019                  67                  11                   2                   *                   *
           7/25/2020                  63                  10                   1                   *                   *
           7/25/2021                  60                   8                   1                   *                   *
           7/25/2022                  56                   7                   1                   *                   *
           7/25/2023                  52                   6                   1                   *                   *
           7/25/2024                  47                   5                   *                   *                   *
           7/25/2025                  43                   4                   *                   *                   *
           7/25/2026                  38                   3                   *                   *                   *
           7/25/2027                  32                   2                   *                   *                   *
           7/25/2028                  26                   2                   *                   *                   0
           7/25/2029                  20                   1                   *                   *                   0
           7/25/2030                  14                   1                   *                   *                   0
           7/25/2031                   6                   *                   *                   *                   0
           7/25/2032                   0                   0                   0                   0                   0
           7/25/2033                   0                   0                   0                   0                   0
           7/25/2034                   0                   0                   0                   0                   0
           7/25/2035                   0                   0                   0                   0                   0
           7/25/2036                   0                   0                   0                   0                   0
           7/25/2037                   0                   0                   0                   0                   0
           7/25/2038                   0                   0                   0                   0                   0
           7/25/2039                   0                   0                   0                   0                   0
           7/25/2040                   0                   0                   0                   0                   0
           7/25/2041                   0                   0                   0                   0                   0
           7/25/2042                   0                   0                   0                   0                   0

 Average Life(Years)               19.65                7.96                4.46                2.99                2.21

The information herein has been provided solely by UBS Warburg LLC. Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the securities and exchange commission.

DEC TABLES REPORT
Deal: LE7625B    Bond Name: IO

                Date                  IO                  IO                  IO                  IO                  IO
                                       0                  50                 100                 150                 200
           7/25/2002                 100                 100                 100                 100                 100
           7/25/2003                  99                  92                  84                  77                  69
           7/25/2004                  98                  82                  67                  53                  41
           7/25/2005                  97                  73                  53                  37                  24
           7/25/2006                  96                  65                  42                  25                  14
           7/25/2007                  94                  57                  33                  18                   9
           7/25/2008                  93                  51                  26                  12                   5
           7/25/2009                  92                  45                  20                   8                   3
           7/25/2010                  90                  40                  16                   6                   2
           7/25/2011                  88                  35                  13                   4                   1
           7/25/2012                  86                  31                  10                   3                   1
           7/25/2013                  84                  27                   8                   2                   *
           7/25/2014                  82                  24                   6                   1                   *
           7/25/2015                  80                  21                   5                   1                   *
           7/25/2016                  78                  18                   4                   1                   *
           7/25/2017                  75                  16                   3                   *                   *
           7/25/2018                  72                  14                   2                   *                   *
           7/25/2019                  69                  12                   2                   *                   *
           7/25/2020                  66                  10                   1                   *                   *
           7/25/2021                  62                   9                   1                   *                   *
           7/25/2022                  58                   7                   1                   *                   *
           7/25/2023                  54                   6                   1                   *                   *
           7/25/2024                  50                   5                   *                   *                   *
           7/25/2025                  45                   4                   *                   *                   *
           7/25/2026                  40                   3                   *                   *                   *
           7/25/2027                  34                   3                   *                   *                   *
           7/25/2028                  28                   2                   *                   *                   *
           7/25/2029                  22                   1                   *                   *                   *
           7/25/2030                  15                   1                   *                   *                   *
           7/25/2031                   7                   *                   *                   *                   *
           7/25/2032                   0                   0                   0                   0                   *
           7/25/2033                   0                   0                   0                   0                   *
           7/25/2034                   0                   0                   0                   0                   *
           7/25/2035                   0                   0                   0                   0                   *
           7/25/2036                   0                   0                   0                   0                   *
           7/25/2037                   0                   0                   0                   0                   *
           7/25/2038                   0                   0                   0                   0                   *
           7/25/2039                   0                   0                   0                   0                   *
           7/25/2040                   0                   0                   0                   0                   *
           7/25/2041                   0                   0                   0                   0                   *
           7/25/2042                   0                   0                   0                   0                   *

 Average Life(Years)               20.06                8.05                4.48                2.99                2.21

The information herein has been provided solely by UBS Warburg LLC. Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other